UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

I.R.S. EMPLOYER
	STATE OR OTHER JURISDICTION OF	IDENTIFICATION
NAME OF REGISTRANT	INCORPORATION OR ORGANIZATION	NUMBER

EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01(c) EXHIBITS
SIGNATURES
EX-99.01

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information, including the text of the press release attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

     On February 1, 2005, the registrant issued a press release announcing, among other things, preliminary unaudited financial results for the year ended November 30, 2004, including its adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), Credit Agreement EBITDA (as defined in the press release filed as an exhibit hereto) and net debt, and its non compliance with certain debt covenants, possible goodwill impairment charge and appointment of Chief Development Officer. Materials containing this information can be found on the Company’s web site at www.eaglepicher.com under investor relations. A copy of the press release is furnished as Exhibit 99.01 to this report.

ITEM 9.01(c) EXHIBITS

99.01 Press Release dated February 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER HOLDINGS, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER INCORPORATED

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

CARPENTER ENTERPRISES, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

DAISY PARTS, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER FAR EAST, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER TECHNOLOGIES, LLC

By:	/s/ Bradley J. Waters

	Name:	Bradley J. Waters
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER AUTOMOTIVE, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

By:	/s/ Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President